SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 26, 2006

                                ABC FUNDING, INC.
             (Exact Name of Registrant as Specified in its Charter)

Nevada                             333-121070                       56-2458730
------                             ----------                       ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

                      Alan Gaines, Chief Executive Officer
                           c/o Eaton & Van Winkle LLP
                                  3 Park Avenue
                            New York, New York 10016
                     --------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (212)561-3626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into A Material Definitive Agreement

Item 2.01  Completion Of Acquisition Or Disposition Of Assets

Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

Item 3.02  Unregistered Sales Of Equity Securities

      On May 26, 2006 (the "Effective Date"), ABC Funding, Inc, a Nevada corporation ("we" or the "Company"), and our wholly-owned subsidiary, EVI Acquisition Corp., a Nevada corporation ("EVI Acquisition"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Energy Venture, Inc., a privately-held Delaware corporation ("Energy Venture"). Pursuant to the Merger Agreement, on the Effective Date Energy Venture merged with and into EVI Acquisition (the "Merger") and, in return: (i) each share of common stock of Energy Venture, par value $.0001 per share, then issued and outstanding was exchanged for one share of our common stock, par value $.001 per share; (ii) each outstanding option to purchase shares of common stock of Energy Venture was exchanged for an option to purchase, at the same exercise price, an equal number of shares of our common stock; and (iii) all of the obligations and liabilities of Energy Venture, including those certain 10% Convertible Promissory Notes of Energy Venture in the aggregate principal amount of $1,500,000 (the "Notes"), were assumed by EVI Acquisition, as the surviving entity in the Merger. As part of the Merger, EVI Acquisition amended its Articles of Incorporation to change its name to "Energy Venture, Inc."

      The Notes assumed by EVI Acquisition in the Merger are for an aggregate principal amount of $1,500,000 and accrue interest thereon at a rate of 10% per annum. Subject to the rights of the holders thereof to convert the Notes at any time, the principal amount and all accrued interest is payable on August 31, 2007 (the "Maturity Date"). By the terms of the Notes, holders thereof may elect to receive interest in either cash or in shares of our common stock. Each Note is convertible into that number of shares of our common stock equal to the principal amount of the Note, together with interest accrued thereon, owing and unpaid as of the date of the notice of conversion divided by $0.50. Assuming conversion of the aggregate principal amount outstanding, together with accrued interest thereon, of the Notes on the Maturity Date, holders thereof would be entitled to an aggregate of 3,409,139 shares of our common stock.

      Taking into account the shares issuable upon exercise or conversion, as applicable, of the stock options and the Notes exchanged or assumed under the Merger, on a fully-diluted basis we issued or reserved for issuance on the Effective Date an aggregate of 24,774,139 shares of our Common Stock, as follows:

            o 20,265,000 shares of our common stock issued in exchange for outstanding shares of common stock of Energy Venture;

            o 1,100,000 shares of our common stock reserved for issuance upon exercise of options to purchase up to 750,000 shares of our common stock at the exercise price of $0.60 per share and up to 350,000 shares of our common stock at the exercise price of $0.05 per share, which options were granted in exchange for outstanding options in Energy Venture common stock; and

            o 3,409,139 shares of our common stock reserved for issuance upon conversion of the aggregate principal amount outstanding, together with accrued interest thereon, of the Notes assumed by EVI Acquisition, which Notes, by their terms, became convertible at a conversion price of $0.50 per share into up to 3,409,139 shares.


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

      Immediately prior to the issuance of shares of our common stock pursuant to the Merger Agreement, there were 10,000,000 shares of our common stock outstanding, of which 8,200,000 were held by Energy Venture and were cancelled on the Effective Date, pursuant to the Merger Agreement. Thus, after giving effect to the 24,774,139 shares of our common stock issued or reserved for issuance pursuant to Merger Agreement, there are currently 26,574,139 shares of our common stock issued and outstanding.

      We believe that the issuance of our common stock in connection with the Merger, and the issuance of the securities by Energy Venture pursuant to its private placement, were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

      Any description of the provisions of the Merger Agreement and the other documents or instruments described herein are qualified in their entirety by references to such agreements, documents and instruments, which are attached hereto as exhibits and incorporated herein by reference.

Item 9.01.  Financial Statements And Exhibits

      (a) Financial Statements of Business Acquired.

      The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than 71 calendar days after the date hereof.

      (b) Pro Forma Financial Information.

      The financial statements required by this Item 9(b) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than 71 calendar days after the date hereof.

      (c) Exhibits

      The Company hereby agrees to provide to the Commission upon request any omitted schedules or exhibits to the documents listed in this Item 9.01.

Exhibit Nos.
------------

2.1 Agreement and Plan of Merger, dated as of May 26, 2006, among Energy Venture, Inc., EVI Acquisition Corp., and ABC Funding, Inc.

4.1           Form of 10% Convertible Promissory Note from Energy Venture, Inc.
              (and assumed by the Registrant).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2006

                                        ABC FUNDING, INC.


                                        By: /s/ Alan Gaines
                                            ------------------------------------
                                            Alan Gaines, Chief Executive Officer


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                                  Exhibit Index

Exhibit Nos.
------------

2.1 Agreement and Plan of Merger, dated as of May 26, 2006, among Energy Venture, Inc., EVI Acquisition Corp., and ABC Funding, Inc.

4.1           Form of 10% Convertible Promissory Note from Energy Venture Inc.
              (and  assumed by the Registrant).